Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Amendment”) is entered into as of February 3, 2026, by and among Structural Capital Investments III, LP (“SCI”), Structural DCO II Series of Structural Capital DCO LLC (“DCO”), Series PCI Syntiant, a series of Structural Capital Primary Co-Investment Fund, LLC (“PCI”), Structural Capital Investments IV, LP (“SCI IV” and together with SCI, DCO and PCI, “Lenders” and each, a “Lender”), Ocean II PLO LLC, a California limited liability company, as administrative and collateral agent for Lenders (“Agent”), Syntiant Corp., a Delaware corporation (“Parent”), Pilot AI Labs, Inc., a Delaware corporation (“Pilot”), Syntiant Taiwan LLC, a Delaware limited liability company (“Syntiant Taiwan”), Syntiant Holdings LLC, a Delaware limited liability company (“Syntiant Holdings”; and, together with Parent, Pilot, and Syntiant Taiwan, each, a “Borrower” and collectively, the “Borrowers”), Syntiant Malaysia Logistics Sdn. Bhd. (Registration No. 202401025332 (1571181-W)), a company incorporated under the laws of Malaysia (“Syntiant Malaysia Logistics”), and Syntiant Malaysia Manufacturing Sdn. Bhd. (Registration No. 202401025052 (1570901-M)), a company incorporated under the laws of Malaysia (“Syntiant Malaysia Manufacturing” and together with Syntiant Malaysia Logistics and the Borrowers, collectively, the “Loan Parties”).

RECITALS

A.
The Loan Parties, Agent and the Lenders are parties to that certain Loan and Security Agreement dated as of December 27, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement” and the Existing Loan Agreement, as amended by this Amendment, the “Loan Agreement”). The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.
The Loan Parties have advised the Agent and the Lenders that Events of Default (the Events of Default specified below, collectively, the “Specified Events of Default)” have occurred and are continuing under:
1.
Section 6.11(b) of the Existing Loan Agreement, as a result of the failure of the Loan Parties and their Subsidiaries, on a consolidated basis, to maintain Adjusted EBITDA of no less than Five Million Dollars ($5,000,000) as of the last day of each month of the trailing twelve month period ended December 31, 2025;
2.
Section 8.2 of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver Parent’s audited consolidated financial statements for the fiscal year ended December 31, 2024 within the time period set forth in Section 6.3 of the Existing Loan Agreement;
3.
Section 8.2 of the Existing Loan Agreement, as a result of the Borrower’s failure to deliver Parent’s unaudited consolidated financial statements for the calendar months ended July 31, 2025, August 31, 2025 and November 30, 2025 within the time periods set forth in Section 6.3 of the Existing Loan Agreement;
4.
Section 8.6 of the Existing Loan Agreement, as a result of the cross-defaults under the Seller LSA;
5.
Section 8.2 of the Existing Loan Agreement, as a result of the failure of the Loan Parties to deliver notice to the Agent, within three (3) Business Days after the discovery of each of the Specified Events of Default as required under Section 6.5 of the Existing Loan Agreement; and
6.
Section 8.9 of the Existing Loan Agreement, as a result of representations and warranties made by any Loan Party as to the absence of a Default or an Event of Default during the period in which any of the Specified Events of Default had occurred and were continuing.

C.
The Loan Parties have requested that Agent and the Lenders agree to waive the Specified Events of Default and to amend the Existing Loan Agreement to make certain revisions to the Existing Loan Agreement as more fully set forth herein. Agent and the Lenders have agreed to waive the Specified Events of Default and to so amend certain provisions of the Existing Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

NOW, THEREFORE, the parties agree as follows:

1.
The Lenders party hereto, which constitute the Required Lenders, hereby waive, in accordance with Section 13.4 of the Existing Loan Agreement, the Specified Events of Default; provided, that, foregoing waiver shall not, and shall not be deemed to, modify, limit, reduce or otherwise affect the obligations of the Loan Parties to comply with each and every other obligation, covenant, duty and agreement contained in the Existing Loan Agreement and/or any other Loan Document (in each case, as such Loan Document may be amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, including pursuant to this Agreement) at all times during the term of the Existing Loan Agreement, whether prior to, on or after the Waiver Effective Date. The waiver provided in this Section 1 is a limited, one-time waiver and shall not be, or be construed or otherwise deemed to be, a waiver of, or in any way obligate the Lenders (by act of the Required Lenders or otherwise) to waive, any Default or Event of Default under the Existing Loan Agreement or any other Loan Document (other than the Specified Events of Default) that may have occurred prior to the Waiver Effective Date or may occur on or after the Waiver Effective Date.
2.
The following defined terms in Section 1.1 of the Existing Loan Agreement hereby are added or amended and restated in their entirety, as applicable, to read as follows:

“Current Accounts” means, with respect any Loan Party, Accounts which are (a) not more than thirty (30) days past due and (b) not more than seventy-five (75) days past the invoice date.

“End of Term Payment” means an amount equal to the product of (a) the amount of the Advances being repaid multiplied by (b) seven percent (7.00%).

“Fair Market Value” means, with respect to the Inventory of any Loan Party, the product of (a) twenty percent (20%) multiplied by (b) the book value of such Inventory, as determined by such person in their commercially reasonable discretion.

“First Amendment Effective Date” means February 3, 2026.

“Liquidity” means, as of any date of determination, the sum of (a) the Loan Parties’ Unrestricted Cash, plus (b) the value of the Loan Parties’ Current Accounts, plus (c) the lesser of (i) the Fair Market Value of the Inventory of the Loan Parties or (ii) Ten Million Dollars ($10,000,000).

“Warrant” means, collectively, (a) the Warrants in favor of the Lenders and their Affiliates of a to purchase securities of Parent issued to such Lender or its Affiliates on the Closing Date, substantially in the form of Exhibit C and which provides for “Warrant Coverage” (as defined in such Warrant) equal to fifteen percent (15%) and (b) the Warrants in favor of the Lenders and their Affiliates of a to purchase securities of Parent issued to such Lender or its Affiliates on the First Amendment Effective Date, substantially in the form of Exhibit C and which provides for “Warrant Coverage” (as defined in such Warrant) equal to ten percent (10%).

3.
Section 6.3(b) of the Existing Loan Agreement hereby is amended and restated, in its entirety, to read as follows:

“(b) as soon as available, but in any event within one hundred twenty (120) days after the end of Parent’s fiscal year (extended to 150 days for the fiscal year ending December 31, 2025), audited consolidated financial statements of Parent in accordance with GAAP, consistently applied, together with an unqualified opinion (provided such opinion may be subject to a “going concern” qualification) on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent (it being agreed that PricewaterhouseCoopers LLP is acceptable to Agent);”

4.
Section 6.11 of the Existing Loan Agreement hereby is amended and restated, in its entirety, to read as follows:

“6.11 Financial Covenants.

(a) The Loan Parties shall maintain Unrestricted Cash, measured monthly as of the last day of each month, not less than Fifteen Million Dollars ($15,000,000).

(b) (i) As of December 31, 2026, the Loan Parties and their Subsidiaries, on a consolidated basis, shall achieve (A) Adjusted EBITDA, for the trailing twelve month period then ended, of no less than negative Sixteen Million Dollars (-$16,000,000), and (B) Revenue, for the trailing twelve month period then ended, of no less than Two Hundred Sixty Million Dollars ($260,000,000), and (ii) from and after December 31, 2027, the Loan Parties and their Subsidiaries, on a consolidated basis, shall maintain Adjusted EBITDA, measured monthly as of the last day of each month for the trailing twelve month period then ended, of no less than Five Million Dollars ($5,000,000).

(c) The Loan Parties shall maintain Liquidity, measured monthly as of the last day of each month, not less than Fifty Million Dollars ($50,000,000).

5.
No course of dealing on the part of Agent or the Lenders or their officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s or any Lender’s failure at any time to require strict performance by any Loan Party of any provision shall not affect any right of Agent or any Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.
6.
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement. The Existing Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Existing Loan Agreement, as in effect prior to the date hereof.
7.
To induce Agent and Lenders to enter into this Amendment, each Loan Party hereby makes the following representations and warranties to Agent and Lenders:
a.
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date), and (b) no Event of Default is continuing;
b.
Each Loan Party has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;

c.
The organizational documents of each Loan Party delivered to Agent on the Closing Date, and updated pursuant to subsequent deliveries by the Borrower to the Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
d.
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Loan Agreement, do not and will not (i) conflict with or result in a breach of any material law or material regulation, order, writ, injunction or decree of any court or governmental instrumentality binding on or affecting any Loan Party, (ii) cause a breach of any Material Contract to which any Loan Party is a party or by which it is bound, or (iii) conflict with or constitute a breach of the organizational documents of any Loan Party;
e.
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Loan Agreement do not require any consents or approvals of, filings and registrations with, or other actions in respect of, any Governmental Authorities, except as already has been obtained or made; and
f.
This Amendment has been duly executed and delivered by each Loan Party and is the binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights or by general principles of equity.
8.
As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:
(a)
this Amendment, duly executed by each Loan Party;
(b)
Warrants in favor of the Lenders (or one or more Affiliates of a Lender) to purchase securities of Parent issued to such Lender or its Affiliates on the date of this Amendment, substantially in the form of Exhibit C to the Loan Agreement and which provide for “Warrant Coverage” (as defined in such Warrant) in an aggregate amount equal to ten percent (10%) (the “First Amendment Warrants”);
(c)
resolutions of the Parent authorizing the First Amendment Warrants;
(d)
a standard legal opinion from Borrowers’ counsel regarding the authority of Parent to enter into the First Amendment Warrants and the valid issuance of the First Amendment Warrants;
(e)
a closing fee from the Borrowers in the amount of Five Hundred Thousand Dollars ($500,000) which closing fee will be fully-earned and non-refundable on the date of this Amendment and may be debited from any of a Loan Party’s accounts; and
(f)
all Lender Expenses incurred through the date of this Amendment, which may be debited from any of a Loan Party’s accounts.
9.
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
10.
This Amendment is hereby deemed to be, and shall be, a Loan Document, and all references to a “Loan Document” or the “Loan Documents” in the Loan Agreement or in any other Loan Document (including, without limitation, all such references in the representations and warranties of the Loan Parties set forth in the Loan Agreement and the other Loan Documents), shall be deemed to include, and shall include, this Agreement.

11.
California law governs this Amendment without regard to principles of conflicts of law. Each Loan Party, Agent and Lenders submit to the exclusive jurisdiction of the State and Federal courts in the County of San Mateo, California.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LOAN PARTIES:

SYNTIANT CORP.

By:	/s/ Robert Saman
Name:	Robert Saman
Title:	General Counsel

PILOT AI LABS, INC.

By:	/s/ Robert Saman
Name:	Robert Saman
Title:	General Counsel

SYNTIANT TAIWAN LLC

By:	/s/ Robert Saman
Name:	Robert Saman
Title:	General Counsel

SYNTIANT HOLDINGS LLC

By:	/s/ Robert Saman
Name:	Robert Saman
Title:	General Counsel

[Signature Page to First Amendment to Loan and Security Agreement]

SYNTIANT MALAYSIA LOGISTICS SDN. BHD.

By:	/s/ Robert Michael Saman
Name:	Robert Michael Saman
Title:	Director

By:	/s/ Paul Eugene Henderson
Name:	Paul Eugene Henderson
Title:	Director

SYNTIANT MALAYSIA MANUFACTURING SDN. BHD.

By:	/s/ Robert Michael Saman
Name:	Robert Michael Saman
Title:	Director

By:	/s/ Paul Eugene Henderson
Name:	Paul Eugene Henderson
Title:	Director

[Signature Page to First Amendment to Loan and Security Agreement]

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first above written.

LENDERS:

Structural Capital Investments III, LP, a Delaware limited partnership

By:	Structural Capital GP III, LLC,
a Delaware limited liability company its General Partner

By:	/s/ Kai-Sui Tse
Name:	Kai-Sui Tse
Title:	Managing Member

Structural Capital Investments IV, LP, a Delaware limited partnership

By:	Structural Capital GP IV, LLC,
a Delaware limited liability company its General Partner

By:	/s/ Kai-Sui Tse
Name:	Kai-Sui Tse
Title:	Managing Member

AGENT:

Ocean II PLO LLC a California limited liability company

By:	Structural Capital Management Company II, LP,
a Delaware limited partnership Its Manager

By:	Structural Capital GP, LLC,
a Delaware limited liability company Its General Partner

By:	/s/ Kai-Sui Tse
Name:	Kai-Sui Tse
Title:	Managing Member

[Signature Page to First Amendment to Loan and Security Agreement]